MassMutual
                                                             Corporate Investors




                                                                  Report for the
                                               Three Months Ended March 31, 2007







                                                                          [LOGO]

ADVISER

Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN

Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE

www.babsoncapital.com/mci


[LOGO] MassMutual Corporate Investors
       c/o Babson Capital Management LLC
       1500 Main Street, Suite 600
       Springfield, Massachusetts 01115
       (413) 226-1516

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI." The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMulnv" under the New York Stock Exchange listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mci; and (3) on the SEC's website: http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/mci; and (2) on the SEC's website: http://www.sec.gov.





                                                                      MCI
                                                                     Listed
                                                                      NYSE

TO OUR SHAREHOLDERS

April 30, 2007

We are pleased to present the March 31, 2007 Quarterly Report of MassMutual Corporate Investors (the "Trust"). At the Trust's Annual Shareholders Meeting, which was held on April 27, 2007, shareholders elected Donald E. Benson, Donald Glickman, and Robert E. Joyal as Trustees, each for a three-year term; William
J. Barrett as Trustee, for a two-year term; and Michael H. Brown as Trustee, for a one-year term.

The Board of Trustees declared a quarterly dividend of 52 cents per share, payable on May 18, 2007 to shareholders of record on May 7, 2007. The Trust had previously paid a 50 cent per share dividend for the preceding quarter (plus a special year-end dividend of 50 cents per share).

U.S. equity markets, as measured by several broad market indices, posted mixed returns for the quarter. Large stocks, as approximated by the Dow Jones Industrial Average, decreased 0.33%. Smaller stocks, as approximated by the Russell 2000 Index, increased 1.95%. U.S. fixed income markets, as measured by several broad market indices increased during the quarter. The Lehman Brothers Government/Credit Index increased 1.47% for the quarter and the Lehman Brothers U.S. Corporate High Yield Index increased 2.64% for the quarter.

During the quarter ended March 31, 2007, net assets of the Trust increased to $257,999,523 or $28.10 per share compared to $251,689,646 or $27.51 per share on
December 31, 2006, which translates into a 2.14% return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned 14.43%, 17.14%, 14.86%, and 15.94% for the 1-, 5-, 10- and 25-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 53 cents per share of net investment income for the quarter, compared to 81 cents per share in the previous quarter, of which 24 cents per share was from nonrecurring items.

During the quarter, the Trust made private placement investments in five new issuers totaling approximately $10 million. The five new issuers the Trust invested in were Aero Holdings, Inc., Connecticut Electric, Inc., Hawk Precision Components Group, Inc., K W P I Holdings Corporation and Total Equipment & Service, Inc. The weighted average coupon of these investments was 11.88%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

The market price per share of the Trust as of March 31, 2007 was $36.35, which equates to a 29.4% premium over the March 31, 2007 NAV per share. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 14.2%, 10.6% and 4.7%, respectively.

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President

                            [PIE CHART APPEARS HERE]

                     Portfolio Composition as of 03/31/07*

                                              Private High
                    Public Equity 1.0%       Yield Debt 51.5%

                      Public High            Cash & Short Term
                    Yield Debt 24.6%         Investments 2.1%

                   Private/Restricted       Private Investment
                      Equity 16.5%            Grade Debt 4.3%


                  *Based on market value of total investments

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                                                                               1

CONSOLIDATED STATEMENT OF                         MASSMUTUAL CORPORATE INVESTORS
ASSETS AND LIABILITIES

March 31, 2007
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $197,007,348)                                                    $  198,234,210
  Corporate public securities at market value
    (Cost - $67,253,983)                                                         70,081,375
  Short-term securities at amortized cost                                         5,185,429
                                                                             --------------
                                                                                273,501,014
Cash                                                                                599,794
Interest and dividends receivable                                                 5,814,144
Receivable for investments sold                                                      31,684
Other assets                                                                         19,014
                                                                             --------------
      TOTAL ASSETS                                                           $  279,965,650
                                                                             ==============
LIABILITIES:
Payable for investments purchased                                            $      200,000
Investment advisory fee payable                                                     806,249
Note payable                                                                     20,000,000
Interest payable                                                                    188,856
Accrued expenses                                                                    119,430
Accrued taxes payable                                                               651,592
                                                                             --------------
      TOTAL LIABILITIES                                                          21,966,127
                                                                             --------------
      TOTAL NET ASSETS                                                       $  257,999,523
                                                                             --------------
NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized          9,181,437
Additional paid-in capital                                                      109,231,705
Retained net realized gain on investments, prior years                          126,906,684
Undistributed net investment income                                               6,627,901
Accumulated net realized gain on investments                                      2,429,086
Net unrealized appreciation of investments                                        3,622,710
                                                                             --------------
      TOTAL NET ASSETS                                                       $  257,999,523
                                                                             ==============
COMMON SHARES ISSUED AND OUTSTANDING                                              9,181,437
                                                                             ==============
NET ASSET VALUE PER SHARE                                                    $        28.10
                                                                             ==============



                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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
2

CONSOLIDATED STATEMENT OF OPERATIONS              MASSMUTUAL CORPORATE INVESTORS

For the three months ended March 31, 2007
(Unaudited)

INVESTMENT INCOME:
Interest                                                                     $    6,086,759
Dividends                                                                           139,007
Other                                                                                 2,683
                                                                             --------------
      TOTAL INVESTMENT INCOME                                                     6,228,449
                                                                             --------------
EXPENSES:
Investment advisory fees                                                            806,249
Interest                                                                            378,747
Trustees' fees and expenses                                                          45,000
Professional fees                                                                    31,500
Reports to shareholders                                                              27,000
Transfer agent/registrar's expenses                                                   9,000
Other                                                                               101,954
                                                                             --------------
      TOTAL EXPENSES                                                              1,399,450
                                                                             --------------
INVESTMENT INCOME - NET                                                           4,828,999
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                  2,337,748
Net change in unrealized appreciation of investments                             (2,130,297)
Net change in deferred income tax expense                                           219,474
                                                                             --------------
Net change in unrealized appreciation of investments                             (1,910,823)
      NET GAIN ON INVESTMENTS                                                       426,925
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    5,255,924
                                                                             ==============




                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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

CONSOLIDATED STATEMENT OF CASH FLOWS              MASSMUTUAL CORPORATE INVESTORS

For the three months ended March 31, 2007
(Unaudited)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest, dividends, and other received                                    $    6,220,977
  Interest expense paid                                                            (378,747)
  Operating expenses paid                                                        (1,028,520)
  Income taxes paid                                                              (6,315,954)
                                                                             --------------
      NET CASH USED FOR OPERATING ACTIVITIES                                     (1,502,244)
                                                                             --------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net         2,078,948
  Purchase of portfolio securities                                              (25,838,258)
  Proceeds from disposition of portfolio securities                              28,772,846
                                                                             --------------
      NET CASH PROVIDED BY INVESTING ACTIVITIES                                   5,013,536
                                                                             --------------
      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                     3,511,292
                                                                             --------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                                 (7,703,279)
  Cash dividends paid from net realized gain on investments                      (1,446,640)
  Receipts for shares issued on reinvestment of dividends                         1,053,953
                                                                             --------------
      NET CASH USED FOR FINANCING ACTIVITIES                                     (8,095,966)
                                                                             --------------

NET DECREASE IN CASH                                                             (4,584,674)
Cash - beginning of year                                                          5,184,468
                                                                             --------------
CASH - END OF PERIOD                                                         $      599,794
                                                                             ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    5,255,924
                                                                             --------------

  Decrease in investments                                                         3,846,938
  Decrease in interest and dividends receivable                                     320,521
  Decrease in receivable for investments sold                                       469,179
  Increase in other assets                                                          (19,014)
  Increase in payable for investments purchased                                     200,000
  Increase in investment advisory fee payable                                        19,719
  Decrease in accrued expenses                                                      (46,547)
  Decrease in accrued taxes payable                                              (6,535,428)
                                                                             --------------
      TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                            (1,744,632)
                                                                             --------------
      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                $    3,511,292
                                                                             ==============


                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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
4

CONSOLIDATED STATEMENTS OF                        MASSMUTUAL CORPORATE INVESTORS
CHANGES IN NET ASSETS

                                                                             For the three
                                                                              months ended          For the
                                                                               03/31/2007          year ended
                                                                              (Unaudited)          12/31/2006
                                                                             --------------      --------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Investment income - net                                                    $    4,828,999      $   20,681,143
  Net realized gain on investments                                                2,337,748          12,301,691
  Net change in unrealized appreciation of investments                           (1,910,823)          2,456,052
                                                                             --------------      --------------
  Net increase in net assets resulting from operations                            5,255,924          35,438,886
  Increase from common shares issued on reinvestment of dividends
    Common shares issued (2007 - 31,518; 2006 - 84,966)                           1,053,953           2,619,000
Dividends to shareholders from:
    Net investment income (2006 - $2.47 per share)                                     --           (22,518,167)
    Net realized gains on investments (2006 - $0.01 per share)                         --              (125,491)
                                                                             --------------      --------------
      Total increase in net assets                                                6,309,877          15,414,228
Net assets, beginning of year                                                   251,689,646         236,275,418
                                                                             --------------      --------------
Net assets, end of period/year (including undistributed net investment
  income of $6,627,901 and $1,798,902, respectively)                         $  257,999,523      $  251,689,646
                                                                             ==============      ==============












                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS        MASSMUTUAL CORPORATE INVESTORS



Selected data for each common share outstanding:

                                         For the three
                                         months ended                         For the years ended December 31,
                                          03/31/2007     ----------------------------------------------------------------------
                                          (Unaudited)       2006            2005            2004            2003           2002
                                          ----------     ----------      ----------      ----------      ----------     ----------
Net asset value
  Beginning of year                       $    27.51     $    26.06      $    24.34      $    21.84      $    19.40      $    20.07
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net investment income (a)                       0.53           2.27            2.03            2.00            1.44            1.53
Net realized and unrealized
  gain (loss) on investments                    0.05           1.62            1.96(b)         2.64            2.83           (0.59)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total from investment operations                0.58           3.89            3.99            4.64            4.27            0.94
                                          ----------     ----------      ----------      ----------      ----------      ----------
Dividends from net investment
  income to common shareholders                 --            (2.47)          (2.11)          (2.16)          (1.84)          (1.44)

Dividends from net realized gain on
  investments to common shareholders            --            (0.01)          (0.18)           --              --             (0.18)

Increase from dividends reinvested              0.01           0.04            0.02            0.02            0.01            0.01
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total dividends                                 0.01          (2.44)          (2.27)          (2.14)          (1.83)          (1.61)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
  End of period/year                      $    28.10     $    27.51      $    26.06      $    24.34      $    21.84      $    19.40
                                          ----------     ----------      ----------      ----------      ----------      ----------
Per share market value:
  End of period/year                      $    36.35     $    34.89      $    30.05      $    28.50      $    22.90      $    19.49
                                          ==========     ==========      ==========      ==========      ==========      ==========



Total investment return
  Market value                                  4.18%         29.04%          16.95%          36.10%          27.53%           1.35%
  Net asset value (c)                           2.14%         18.09%          20.04%          22.76%          22.61%           4.80%

Net assets (in millions):
  End of period/year                      $   258.00     $   251.69      $   236.28      $   218.51      $   193.79      $   171.03

Ratio of operating expenses
  to average net assets                         1.62%(d)       1.43%           1.78%           1.93%           2.04%           1.82%

Ratio of interest expense
  to average net assets                         0.60%(d)       0.60%           0.73%           0.77%           0.82%           0.86%

Ratio of total expenses before custodian
  reduction to average net assets               2.22%(d)       2.07%           2.52%           2.70%           2.86%           2.68%

Ratio of net expenses after custodian
  reduction to average net assets               2.22%(d)       2.03%           2.51%           2.70%           2.86%           2.68%

Ratio of net investment income
  to average net assets                         7.66%(d)       8.19%           7.98%           8.68%           6.95%           7.65%

Portfolio turnover                              9.69%         34.70%          35.22%          53.45%          56.10%          34.02%


(a) Calculated using average shares.

(b) Amount includes $0.19 per share in litigation proceeds.

(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d) Annualized.

Senior securities:
Total principal amount (in millions)      $       20     $       20      $       20      $       29      $       20      $       20
Asset coverage per $1,000
of indebtedness                           $   13,900     $   13,584      $   12,814      $    8,535      $   10,689      $    9,551




                                           SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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
6

ITEM 1.  SCHEDULE OF INVESTMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS              MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES - 76.84%:(A)                           Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
PRIVATE PLACEMENT INVESTMENTS - 70.31%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                 $    2,125,000    04/08/04    $  2,125,000    $  2,076,421
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      2,323 shs.    04/08/04            --                23
  Warrant, exercisable until 2012, to purchase
    preferred stock at $.01 per share (B)                                  63,287 shs.    03/23/06          63,958          63,958
                                                                                                      ------------    ------------
                                                                                                         2,188,958       2,140,402
                                                                                                      ------------    ------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
  12.5% Subordinated Note due 2012                                      $    1,465,517    02/29/00       1,394,356       1,465,517
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                        364 shs.    02/29/00         307,759         475,000
                                                                                                      ------------    ------------
                                                                                                         1,702,115       1,940,517
                                                                                                      ------------    ------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and
government clients.
  10.5% Senior Secured Term Note due 2014                               $    1,627,500    03/09/07       1,603,088       1,595,464
  14% Senior Subordinated Note due 2015                                 $    1,260,000    03/09/07       1,123,273       1,232,984
  Common Stock (B)                                                        262,500 shs.    03/09/07         262,500         249,375
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     66,116 shs.    03/09/07         111,527             661
                                                                                                      ------------    ------------
                                                                                                         3,100,388       3,078,484
                                                                                                      ------------    ------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation
and control cables, primarily for the mining and oil and
gas industries.
  12% Senior Subordinated Note due 2013                                 $    1,101,852    04/08/05       1,046,368       1,123,889
  Limited Partnership Interest (B)                                          0.36% int.    04/07/05          78,704         207,639
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        125 shs.    04/08/05         122,463         329,425
                                                                                                      ------------    ------------
                                                                                                         1,247,535       1,660,953
                                                                                                      ------------    ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                 $    2,125,000    01/22/04       1,952,119       2,127,513
  Preferred Class A Unit (B)                                                3,223 uts.           *         322,300         354,530
  Common Class B Unit (B)                                                  30,420 uts.    01/22/04               1          61,359
  Common Class D Unit (B)                                                   6,980 uts.    09/12/06               1          14,079
                                                                                                      ------------    ------------
                                                                                                         2,274,421       2,557,481
                                                                                                      ------------    ------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                 $    1,627,660    05/18/05       1,536,068       1,660,213
  Common Stock (B)                                                            497 shs.    05/18/05         497,340         427,058
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        130 shs.    05/18/05         112,128         111,955
                                                                                                      ------------    ------------
                                                                                                         2,145,536       2,199,226
                                                                                                      ------------    ------------
*01/22/04 and 09/12/06.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 7

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                 $    1,686,800    12/31/04    $  1,589,264    $  1,737,404
  Common Stock (B)                                                            520 shs.           *         519,622       1,092,637
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        137 shs.    12/31/04         119,482         289,103
                                                                                                      ------------    ------------
                                                                                                         2,228,368       3,119,144
                                                                                                      ------------    ------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                       $      195,498    03/31/04         195,498            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      4,895 shs.    03/31/04               1            --
                                                                                                      ------------    ------------
                                                                                                           195,499            --
                                                                                                      ------------    ------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer
products including canopies, trampolines, in-line skates,
skateboards, and urethane wheels.
  12.5% Senior Subordinated Note due 2014                               $    2,281,593    06/30/06       2,148,945       2,170,111
  Preferred Stock Class A (B)                                                 879 shs.    06/30/06         268,121         241,307
  Common Stock (B)                                                               1 sh.    06/30/06             286             258
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        309 shs.    06/30/06          92,102               3
                                                                                                      ------------    ------------
                                                                                                         2,509,454       2,411,679
                                                                                                      ------------    ------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
  Limited Partnership Interest (B)                                         3.69 % int.    09/29/95          45,046         308,863
                                                                                                      ------------    ------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                        1,882 uts.    04/29/00           8,395             420
  Common Membership Interests (B)                                          24,318 uts.    04/29/00         108,983           5,442
                                                                                                      ------------    ------------
                                                                                                           117,378           5,862
                                                                                                      ------------    ------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
  Common Stock (B)                                                            109 shs.          **             503         447,145
                                                                                                      ------------    ------------
COEUR, INC.
A producer of proprietary, disposable power
injection syringes.
  8.75% Senior Secured Term Note due 2010                               $      462,862    04/30/03         462,862         469,478
  11.5% Senior Subordinated Note due 2011                               $      424,819    04/30/03         398,694         428,359
  Common Stock (B)                                                        126,812 shs.    04/30/03         126,812         320,313
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     87,672 shs.    04/30/03          40,804         221,450
                                                                                                      ------------    ------------
                                                                                                         1,029,172       1,439,600
                                                                                                      ------------    ------------
 *12/31/04, 03/31/05, and 05/02/06.
**12/30/97 and 05/29/99.
----------------------------------------------------------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and
metal stampings.
  10.6% Senior Secured Revolving Credit
    Facility due 2007 (C)                                               $       21,605    01/07/02    $     21,605    $     21,551
  10.6% Senior Secured Tranche A Note due 2007 (C)                      $      651,862    06/26/01         651,862         649,395
  13% Senior Secured Tranche B Note due 2008                            $      648,148    06/26/01         648,148         648,148
  Limited Partnership Interest (B)                                          6.38% int.    06/26/01         324,074       1,019,138
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    107,036 shs.    06/26/01          79,398         336,603
                                                                                                      ------------    ------------
                                                                                                         1,725,087       2,674,835
                                                                                                      ------------    ------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into
the retail and wholesale markets.
  12% Senior Subordinated Note due 2014                                 $    2,393,954    01/12/07       2,233,202       2,362,194
  Limited Liability Company Unit Class A (B)                              156,046 uts.    01/12/07         156,046         148,244
  Limited Liability Company Unit Class C (B)                              112,873 uts.    01/12/07         112,873         107,230
                                                                                                      ------------    ------------
                                                                                                         2,502,121       2,617,668
                                                                                                      ------------    ------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor
synthetic sports flooring and other temporary
flooring products.
  12% Senior Subordinated Note due 2012 (D)                             $    2,001,121           *       1,840,888       1,000,561
  Limited Partnership Interest (B)                                          7.74% int.          **         189,586            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        174 shs.           *         160,233            --
                                                                                                      ------------    ------------
                                                                                                         2,190,707       1,000,561
                                                                                                      ------------    ------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                 $    2,185,714    06/15/05       2,099,658       2,224,630
  Common Stock (B)                                                            509 shs.         ***         526,096         661,433
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        103 shs.    06/15/05         100,668         133,779
                                                                                                      ------------    ------------
                                                                                                         2,726,422       3,019,842
                                                                                                      ------------    ------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
  12% Senior Subordinated Note due 2013                                 $    2,550,000    08/04/05       2,429,170       2,575,500
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         20 shs.    08/04/05         137,166          69,742
                                                                                                      ------------    ------------
                                                                                                         2,566,336       2,645,242
                                                                                                      ------------    ------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range
of capital equipment that is used in the extrusion,
conversion, and processing of plastic materials.
  12% Senior Subordinated Note due 2014                                 $    1,847,826    10/30/06       1,729,693       1,862,362
  Limited Partnership Interest (B)                                        702,174 uts.    10/30/06         702,174         667,065
  Warrant, exercisable until 2014, to purchase
    preferred stock at $.01 per share (B)                                      50 shs.    10/30/06          49,830               1
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         34 shs.    10/30/06          34,000            --
                                                                                                      ------------    ------------
                                                                                                         2,515,697       2,529,428
                                                                                                      ------------    ------------
  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***06/15/05 and 05/22/06.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 9

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
DELTACOM, INC.
A provider of integrated communications services in the
southeastern United States.
  13.88% Senior Secured Note due 2009 (C)                               $    2,248,927    07/26/05    $  2,204,516    $  2,308,906
  17.38% Senior Secured Note due 2009 (C)                               $      368,300    07/26/05         325,217         366,459
  Warrant, exercisable until 2009, to purchase
    convertible preferred stock at $.03 per share (B)                     102,884 shs.    07/26/05          34,295         284,989
                                                                                                      ------------    ------------
                                                                                                         2,564,028       2,960,354
                                                                                                      ------------    ------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock (B)                                                            585 shs.    07/19/01         351,088         948,661
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share                                            297 shs.    07/19/01         131,981         480,823
                                                                                                      ------------    ------------
                                                                                                           483,069       1,429,484
                                                                                                      ------------    ------------
DIRECTED ELECTRONICS, INC
A designer and distributor of brand name
automotive security systems, audio products and
installation accessories
  Common Stock (B)                                                        368,560 shs.           *       1,856,534       3,087,661
  Limited Partnership Interest (B)                                          8.70% int.          **               1         278,129
                                                                                                      ------------    ------------
                                                                                                         1,856,535       3,365,790
                                                                                                      ------------    ------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      27.19% int.    08/27/98         734,090            --
  Preferred Stock (B)                                                       3,278 shs.    12/14/01       2,784,133            --
  Warrants, exercisable until 2011, to purchase common
    stock of DHI Holdings, Inc. at $.01 per share (B)                      13,003 shs.         ***         403,427            --
                                                                                                      ------------    ------------
                                                                                                         3,921,650            --
                                                                                                      ------------    ------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the
recreational vehicle market.
  10% Senior Secured Term Note due 2013                                 $      540,000    11/01/06         531,900         529,561
  13% Senior Subordinated Note due 2014                                 $      855,000    11/01/06         761,961         835,877
  Common Stock (B)                                                        180,000 shs.    11/01/06         180,000         171,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     56,514 shs.    11/01/06          78,160             565
                                                                                                      ------------    ------------
                                                                                                         1,552,021       1,537,003
                                                                                                      ------------    ------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  Common Stock (B)                                                          6,906 shs.        ****         690,600         886,136
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      2,034 shs.    10/30/03         186,469         260,938
                                                                                                      ------------    ------------
                                                                                                           877,069       1,147,074
                                                                                                      ------------    ------------
   *12/19/05 and 06/17/06.
  **12/22/99 and 09/14/05.
 ***10/24/96 and 08/28/98.
****10/30/03 and 01/02/04.
----------------------------------------------------------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)                                             22 shs.    06/28/04    $     77,208    $    154,550
                                                                                                      ------------    ------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  12% Senior Subordinated Note due 2011                                 $    1,517,857           *       1,480,781       1,533,036
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      4,085 shs.    09/24/04          39,464          90,401
                                                                                                      ------------    ------------
                                                                                                         1,520,245       1,623,437
                                                                                                      ------------    ------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  Limited Partnership Interest (B)                                          1.32% int.    03/30/00         531,250          63,750
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                     29,117 shs.    03/30/00         255,000          42,500
                                                                                                      ------------    ------------
                                                                                                           786,250         106,250
                                                                                                      ------------    ------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Common Stock                                                             90,000 shs.    05/06/04               6            --
                                                                                                      ------------    ------------
F H S HOLDINGS LLC
A national provider of customized disease management
services to large self-insured employers.
  12% Senior Subordinated Note due 2014                                 $    2,390,625    06/01/06       2,228,501       2,423,218
  Preferred Unit (B)                                                          158 uts.    06/01/06         157,780         142,002
  Common Unit (B)                                                           1,594 uts.    06/01/06           1,594           1,434
  Common Unit Class B (B)                                                   1,386 uts.    06/01/06         122,361         110,125
                                                                                                      ------------    ------------
                                                                                                         2,510,236       2,676,779
                                                                                                      ------------    ------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated
sheet material for the food and consumer products
packaging industries.
  10% Senior Secured Term Note due 2013                                 $      918,385    04/13/06         904,609         923,309
  14% Senior Subordinated Note due 2014                                 $      555,059    04/13/06         498,870         558,729
  Common Stock (B)                                                        109,436 shs.    04/13/06         109,436          98,492
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     30,940 shs.    04/13/06          48,433             309
                                                                                                      ------------    ------------
                                                                                                         1,561,348       1,580,839
                                                                                                      ------------    ------------
FOWLER HOLDING, INC.
A provider of site development services to residential
homebuilders and developers in the Raleigh/Durham
region of North Carolina.
  12% Senior Subordinated Note due 2013                                 $    2,365,217    02/03/06       2,143,271       2,332,416
  Common Stock (B)                                                            185 shs.    02/03/06         184,783          97,140
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        254 shs.    02/03/06         208,435         133,624
                                                                                                      ------------    ------------
                                                                                                         2,536,489       2,563,180
                                                                                                      ------------    ------------
*09/24/04 and 4/20/06.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                11

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for
a wide variety of commercial vehicles.
  12% Senior Subordinated Note due 2014                                 $    2,337,500    01/31/06    $  2,181,882    $  2,372,076
  Common Stock (B)                                                        212,500 shs.    01/31/06         212,500         368,145
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                    138,408 shs.    01/31/06         119,213         239,785
                                                                                                      ------------    ------------
                                                                                                         2,513,595       2,980,006
                                                                                                      ------------    ------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and
wood furniture.
  12% Senior Subordinated Note due 2013                                 $    2,210,000    02/10/06       2,058,324       2,046,902
  Common Stock (B)                                                            340 shs.    02/10/06         340,000         272,000
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        126 shs.    02/10/06         116,875               1
                                                                                                      ------------    ------------
                                                                                                         2,515,199       2,318,903
                                                                                                      ------------    ------------
HAWK PRECISION COMPONENTS GROUP, INC.
A manufacturer of powder metal and metal injection
molded precision components used in industrial, consumer,
and other applications.
  12% Senior Subordinated Note due 2014                                 $    1,530,000    02/02/07       1,408,570       1,492,105
  Limited Partnership Interest of
    Saw Mill PCG Partners LLC (B)                                           1,020 uts.    02/02/07       1,020,000         969,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         91 shs.    02/02/07          90,830               1
                                                                                                      ------------    ------------
                                                                                                         2,519,400       2,461,106
                                                                                                      ------------    ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.    07/21/94         367,440            --
                                                                                                      ------------    ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                               $    2,043,269           *       1,881,047       2,064,198
  Common Stock (B)                                                             63 shs.           *          62,742          86,673
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                        200 shs.           *         199,501         275,600
                                                                                                      ------------    ------------
                                                                                                         2,143,290       2,426,471
                                                                                                      ------------    ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments
  12% Senior Secured Note due 2008                                      $    1,644,444    03/01/04       1,646,101       1,248,333
  Common Stock (B)                                                            228 shs.    06/01/00         262,200            --
                                                                                                      ------------    ------------
                                                                                                         1,908,301       1,248,333
                                                                                                      ------------    ------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                 $      963,687    08/04/00         928,972         954,050
  14% Cumulative Redeemable Preferred Stock Series A (B)                      289 shs.    08/04/00         289,224         280,542
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                                      2.50% int.    08/03/00         886,352         454,477
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                                     50,870 shs.    08/04/00         115,412          91,271
                                                                                                      ------------    ------------
                                                                                                         2,219,960       1,780,340
                                                                                                      ------------    ------------
*06/30/04 and 08/19/04.
----------------------------------------------------------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                                 $    1,593,750    12/15/04    $  1,514,582    $  1,609,688
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,121 shs.    12/15/04         101,109         117,511
                                                                                                      ------------    ------------
                                                                                                         1,615,691       1,727,199
                                                                                                      ------------    ------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the
custom framing market.
  13.5% Senior Subordinated Note due 2013                               $    2,437,593    05/25/06       2,323,115       2,428,636
  Common Stock (B)                                                        134,210 shs.    05/25/06         134,210         120,789
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     82,357 shs.    05/25/06          71,534             824
                                                                                                      ------------    ------------
                                                                                                         2,528,859       2,550,249
                                                                                                      ------------    ------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio
doors throughout the northwestern United States.
  12% Senior Subordinated Note due 2014                                 $    2,318,000    03/14/07       2,109,380       2,286,102
  Common Stock (B)                                                            232 shs.    03/13/07         232,000         220,400
  Warrant, excercisable until 2017, to purchase
    common stock at $.01 per share (B)                                        167 shs.    03/14/07         162,260               2
                                                                                                      ------------    ------------
                                                                                                         2,503,640       2,506,504
                                                                                                      ------------    ------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  8.35% Senior Secured Revolving Note due 2007 (C)                      $      146,771    06/16/00         146,771         147,756
  8.35% Senior Secured Tranche A Note due 2007 (C)                      $       68,799    07/19/00          68,799          68,674
  12% Senior Secured Tranche B Note due 2008                            $      550,392    06/16/00         540,246         553,155
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 5.29% int.    06/12/00         333,490         520,633
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                      1,108 shs.    06/12/00          45,866         174,526
                                                                                                      ------------    ------------
                                                                                                         1,135,172       1,464,744
                                                                                                      ------------    ------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                 $    1,831,548    02/27/04       1,700,485       1,849,863
  Preferred Stock (B)                                                          23 shs.    11/24/04         449,164         456,950
  Common Stock (B)                                                             12 shs.    02/27/04          12,871         294,732
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                         11 shs.    02/27/04           7,793         269,767
                                                                                                      ------------    ------------
                                                                                                         2,170,313       2,871,312
                                                                                                      ------------    ------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008 (D)                           $    3,845,000           *       3,587,623       1,922,500
  Common Stock (B)                                                          5,800 shs.           *         406,003            --
  Warrant, exercisable until 2008, to purchase
    common stock at $.11 per share (B)                                     15,572 shs.           *         602,127            --
                                                                                                      ------------    ------------
                                                                                                         4,595,753       1,922,500
                                                                                                      ------------    ------------
*12/23/98 and 01/28/99.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                13

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used
in the manufacturing of medium and high-pressure
reinforced hoses.
  12% Senior Subordinated Note due 2014                                 $    1,275,000    04/05/06    $  1,188,501    $  1,299,619
  13% Preferred Stock (B)                                                     565 shs.    04/05/06         565,335         537,064
  Common Stock (B)                                                            125 shs.    04/05/06         125,048         118,798
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         13 shs.    04/05/06          12,905            --
                                                                                                      ------------    ------------
                                                                                                         1,891,789       1,955,481
                                                                                                      ------------    ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  9.85% Senior Secured Tranche A Note due 2010 (C)                      $      637,169    09/03/04         637,169         640,023
  12% Senior Secured Tranche B Note due 2011                            $      313,433    09/03/04         283,851         314,716
  Limited Partnership Interest (B)                                          7.84% int.    09/03/04          58,769          57,753
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        425 shs.    09/03/04          39,473          41,728
                                                                                                      ------------    ------------
                                                                                                         1,019,262       1,054,220
                                                                                                      ------------    ------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                 $      962,215    09/30/04         891,095         988,528
  8.75% Senior Subordinated Note due 2012                               $    1,155,562    09/30/04       1,155,562       1,188,297
  Common Stock (B)                                                        381,672 shs.    09/30/04         381,672       1,151,850
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    153,572 shs.    09/30/04          90,897         463,465
                                                                                                      ------------    ------------
                                                                                                         2,519,226       3,792,140
                                                                                                      ------------    ------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  8% Preferred Stock (B)                                                       84 shs.    10/28/04          83,658          84,175
  Common Stock (B)                                                         26,185 shs.    10/28/04          35,088          94,509
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     84,637 shs.    05/01/03          40,675         305,480
                                                                                                      ------------    ------------
                                                                                                           159,421         484,164
                                                                                                      ------------    ------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
  12% Senior Subordinated Note due 2013                                 $    2,685,614           *       2,530,108       2,730,098
  Common Stock (B)                                                            450 shs.           *         450,000         403,653
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                        164 shs.           *         162,974         147,091
                                                                                                      ------------    ------------
                                                                                                         3,143,082       3,280,842
                                                                                                      ------------    ------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial
furniture manufacturers and architectural and design firms.
  12% Senior Subordinated Note due 2014                                 $    1,168,847    08/04/06       1,043,164       1,181,820
  Limited Partnership Interest (B)                                        106,153 uts.    08/04/06         106,153          95,538
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      1,107 shs.    08/04/06         107,109              11
                                                                                                      ------------    ------------
                                                                                                         1,256,426       1,277,369
                                                                                                      ------------    ------------
*08/12/05 and 09/11/06.
----------------------------------------------------------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood,
and electric hearth products and accessories.
  12% Senior Subordinated Note due 2014                                 $    2,550,000    03/31/06    $  2,370,551    $  2,425,011
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        152 shs.    03/31/06         138,125               2
                                                                                                      ------------    ------------
                                                                                                         2,508,676       2,425,013
                                                                                                      ------------    ------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal
fabricated components.
  12% Senior Subordinated Note due 2014                                 $    2,440,909    08/25/06       2,248,221       2,446,847
  Common Stock (B)                                                        109,091 shs.    08/25/06         109,091          98,182
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                    173,633 shs.    08/25/06         149,940           1,736
                                                                                                      ------------    ------------
                                                                                                         2,507,252       2,546,765
                                                                                                      ------------    ------------
MOSS, INC.
A manufacturer and distributor of large display and
exhibit structures.
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)                        33.59% int.           *         348,620         412,344
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        214 shs.    12/21/05          36,647          25,315
                                                                                                      ------------    ------------
                                                                                                           385,267         437,659
                                                                                                      ------------    ------------
NABCO, INC.
A producer of explosive containment vessels in the
United States.
  12% Senior Subordinated Note due 2014                                 $      625,000    02/24/06         578,353         583,750
  Limited Liability Company Unit (B)                                          650 uts.    02/24/06         650,000         585,000
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         48 shs.    02/24/06          37,188            --
                                                                                                      ------------    ------------
                                                                                                         1,265,541       1,168,750
                                                                                                      ------------    ------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                 $    1,234,551    05/28/04       1,129,246       1,223,438
  8.75% Senior Secured Note due 2011                                    $      716,292    05/28/04         716,292         715,287
  Common Stock (B)                                                        674,157 shs.    05/28/04         674,157         573,033
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    203,912 shs.    05/28/04         130,789           2,039
                                                                                                      ------------    ------------
                                                                                                         2,650,484       2,513,797
                                                                                                      ------------    ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                              $    1,863,462    03/29/04       1,856,139       1,890,504
  10% Preferred Stock (B)                                                     255 shs.    03/29/04         255,083         258,458
  Common Stock (B)                                                          6,455 shs.    03/29/04           6,455         156,148
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      8,622 shs.    03/29/04           7,323         208,572
                                                                                                      ------------    ------------
                                                                                                         2,125,000       2,513,682
                                                                                                      ------------    ------------
*09/20/00, 05/23/02, and 02/21/07.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                15

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                       $      812,500    01/28/02    $    812,500    $    771,875
  11.5% Senior Subordinated Note due 2012                               $    1,500,000    01/28/02       1,401,093         750,000
  Common Stock (B)                                                        312,500 shs.    01/28/02         312,500            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    243,223 shs.    01/28/02         162,045            --
                                                                                                      ------------    ------------
                                                                                                         2,688,138       1,521,875
                                                                                                      ------------    ------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in
North America.
  13% Senior Subordinated Note due 2013                                 $    2,372,732    12/20/05       2,235,429       2,420,187
  Common Stock (B)                                                        177,268 shs.    12/20/05         177,268         212,106
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     99,771 shs.    12/20/05          98,773         119,379
                                                                                                      ------------    ------------
                                                                                                         2,511,470       2,751,672
                                                                                                      ------------    ------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision
automated process equipment for the medical device
industry, with a focus on defibrillators and stents.
  10% Senior Secured Note due 2012                                      $      565,452    01/03/06         556,970         557,642
  13% Senior Subordinated Note due 2013                                 $      687,241    01/03/06         616,783         676,404
  Common Stock (B)                                                        322,307 shs.    01/03/06         322,307         290,076
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     75,378 shs.    01/03/06          62,824             754
                                                                                                      ------------    ------------
                                                                                                         1,558,884       1,524,876
                                                                                                      ------------    ------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and
British Columbia.
  12% Senior Subordinated Note due 2008                                 $    1,606,000    08/07/98       1,606,000       1,559,196
  12% Senior Subordinated Note due 2008                                 $      307,071    02/09/00         300,073         301,490
  Limited Partnership Interest of Riverside VIII,
    VIII-A and VIII-B Holding Company, L.P.                                20.57% int.           *       1,555,992       1,555,626
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     28,648 shs.          **         389,188         385,720
                                                                                                      ------------    ------------
                                                                                                         3,851,253       3,802,032
                                                                                                      ------------    ------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious
vehicles and related accessories.
  13% Senior Subordinated Note due 2013                                 $    1,977,885    01/17/06       1,788,635       2,003,289
  Limited Liability Company Unit (B)                                        3,667 uts.    01/17/06         572,115         680,542
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        619 shs.    01/17/06         170,801         114,900
                                                                                                      ------------    ------------
                                                                                                         2,531,551       2,798,731
                                                                                                      ------------    ------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the
United States.
  12% Senior Subordinated Note due 2014                                 $    1,817,308    04/28/06       1,703,368       1,820,692
  Common Stock (B)                                                             95 shs.    04/28/06          95,000          85,500
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         94 shs.    04/28/06          83,720               1
                                                                                                      ------------    ------------
                                                                                                         1,882,088       1,906,193
                                                                                                      ------------    ------------
 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/09/00.
----------------------------------------------------------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and
overhaul services to the aerospace gas turbine engine and
airframe markets.
  14% Senior Subordinated Note due 2014                                 $    2,189,217    07/03/06    $  2,080,394    $  2,208,891
  Preferred Unit (B)                                                          382 uts.    07/03/06         382,150         363,043
  Preferred Unit (B)                                                           69 uts.    07/03/06          68,790          65,351
  Common Unit Class I (B)                                                     148 uts.    07/03/06            --                 1
  Common Unit Class L (B)                                                      31 uts.    07/03/06            --              --
                                                                                                      ------------    ------------
                                                                                                         2,531,334       2,637,286
                                                                                                      ------------    ------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general
industrial, medical, and food industries.
  12% Senior Subordinated Note due 2013                                 $    2,295,000    03/31/06       2,148,643       2,294,037
  Preferred Stock (B)                                                          36 shs.    03/31/06         329,596         313,116
  Common Stock (B)                                                             23 shs.    03/31/06          25,500          22,950
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         13 shs.    03/31/06          11,122            --
                                                                                                      ------------    ------------
                                                                                                         2,514,861       2,630,103
                                                                                                      ------------    ------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                 $    2,125,000    12/19/00       2,039,288       2,117,156
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          2.42% int.    12/21/00         265,625         367,334
                                                                                                      ------------    ------------
                                                                                                         2,304,913       2,484,490
                                                                                                      ------------    ------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum
extruded products.
  12% Senior Subordinated Note due 2014                                 $    2,040,000    10/02/06       1,889,214       2,051,937
  Limited Liability Company Unit (B)                                        1,384 uts.    10/02/06         510,000         484,497
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                        344 shs.    10/02/06         124,644               3
                                                                                                      ------------    ------------
                                                                                                         2,523,858       2,536,437
                                                                                                      ------------    ------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                          1,004 shs.    08/12/94         100,350            --
  Common Stock (B)                                                          2,600 shs.           *         126,866            --
                                                                                                      ------------    ------------
                                                                                                           227,216            --
                                                                                                      ------------    ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                                 $    1,770,833    05/28/04       1,494,130       1,773,142
  Common Stock                                                            354,166 shs.    05/28/04         354,166         121,880
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share                                        377,719 shs.    05/28/04         377,719         129,985
                                                                                                      ------------    ------------
                                                                                                         2,226,015       2,025,007
                                                                                                      ------------    ------------
*11/14/01 and 08/12/94.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                17

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major
restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012 (D)                             $    1,893,563    07/09/04    $  1,844,035    $       --
  Limited Partnership Interest (B)                                          9.26% int.    07/09/04         259,146            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        528 shs.    07/09/04          49,061            --
                                                                                                      ------------    ------------
                                                                                                         2,152,242            --
                                                                                                      ------------    ------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold
under a variety of licensed brand names.
  12.5% Senior Subordinated Note due 2014                               $    2,267,190    12/15/06       2,090,363       2,272,712
  Limited Liability Company Unit (B)                                        2,828 uts.    12/15/06         282,810         268,670
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                          3 shs.    12/15/06         131,483            --
                                                                                                      ------------    ------------
                                                                                                         2,504,656       2,541,382
                                                                                                      ------------    ------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive
grinding wheels in the United States.
  12% Senior Subordinated Note due 2014                                 $    2,260,638    02/10/06       2,107,299       2,328,457
  Common Stock (B)                                                        289,362 shs.    02/10/06         289,362         260,426
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                    131,555 shs.    02/10/06         119,796           1,316
                                                                                                      ------------    ------------
                                                                                                         2,516,457       2,590,199
                                                                                                      ------------    ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and
foodservice channels.
  13% Senior Subordinated Note due 2011 (D)                             $    1,841,667    09/29/04       1,683,764       1,473,334
  Limited Liability Company Unit (B)                                       40,610 uts.    09/29/04         283,333            --
  18% Preferred Stock (B)                                                 141,667 shs.    11/16/06         141,667         141,667
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,575 shs.    09/29/04         157,903            --
                                                                                                      ------------    ------------
                                                                                                         2,266,667       1,615,001
                                                                                                      ------------    ------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Notes due 2011                              $    1,062,500    11/14/03         975,569       1,083,750
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        140 shs.    11/14/03         122,946         191,250
                                                                                                      ------------    ------------
                                                                                                         1,098,515       1,275,000
                                                                                                      ------------    ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  8.85% Senior Secured Tranche A Note due 2007 (C)                      $      141,332    06/02/99         141,332         141,332
  12% Senior Secured Tranche B Note Due 2007                            $    1,130,652    06/02/99       1,130,652       1,130,652
  Class B Common Stock (B)                                                  1,480 shs.    06/02/99         256,212       1,161,675
                                                                                                      ------------    ------------
                                                                                                         1,528,196       2,433,659
                                                                                                      ------------    ------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                 $    1,538,793    09/10/04       1,447,936       1,564,376
  Common Stock (B)                                                            586 shs.    09/10/04         586,207         612,815
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        134 shs.    09/10/04         113,578         139,684
                                                                                                      ------------    ------------
                                                                                                         2,147,721       2,316,875
                                                                                                      ------------    ------------

----------------------------------------------------------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC                          1.43% int.    08/29/00    $    684,724    $       --
                                                                                                      ------------    ------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative
carpets and rugs.
  12.13% Senior Subordinated Note due 2014                              $    2,239,024    08/01/06       2,105,029       2,243,802
  Common Stock (B)                                                            311 shs.    08/01/06         310,976         279,882
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        104 shs.    08/01/06          93,293               1
                                                                                                      ------------    ------------
                                                                                                         2,509,298       2,523,685
                                                                                                      ------------    ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    106,539 shs.    01/14/00         658,751            --
                                                                                                      ------------    ------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  Limited Liability Company Unit (B)                                        1.99% int.    08/20/03          63,206          14,100
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     86,780 shs.    08/21/03          19,359          19,359
                                                                                                      ------------    ------------
                                                                                                            82,565          33,459
                                                                                                      ------------    ------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services
to the North American railroad industry.
  13% Senior Subordinated Note due 2013                                 $    2,217,385    10/14/05       1,911,165       2,261,733
  Preferred Stock                                                           1,324 shs.    10/14/05         132,370         139,652
  Common Stock (B)                                                          2,203 shs.    10/14/05           2,203         396,211
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                      1,167 shs.    10/14/05         294,403         209,886
                                                                                                      ------------    ------------
                                                                                                         2,340,141       3,007,482
                                                                                                      ------------    ------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  8.6% Senior Secured Tranche B Note due 2012 (C)                       $    1,530,066           *       1,524,917       1,514,986
  12% Senior Subordinated Note due 2014                                 $    1,162,110          **       1,106,914       1,164,795
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P.                                           2.30% int.    03/01/05         116,285         194,175
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         72 shs.    04/28/06          60,597          48,749
                                                                                                      ------------    ------------
                                                                                                         2,808,713       2,922,705
                                                                                                      ------------    ------------
TOTAL EQUIPMENT & SERVICE, INC.
A manufacturer of a wide variety of equipment used in the
oil and gas industry.
  10.5% Senior Secured Term Note due 2013                               $      851,351    03/02/07         838,581         839,062
  13% Senior Subordinated Note due 2014                                 $      598,450    03/02/07         490,608         587,601
  Common Stock (B)                                                        125,199 shs.    03/02/07         125,199         118,939
  Warrant, exercisable until 2014 to purchase
    common stock at $.01 per share (B)                                     34,533 shs.    03/02/07          95,873             345
                                                                                                      ------------    ------------
                                                                                                         1,550,261       1,545,947
                                                                                                      ------------    ------------
 *04/28/06 and 12/21/06.
**04/28/06 and 09/13/06.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                19

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies,
such as safety products, janitorial supplies, work
apparel, washroom and restroom supplies and sanitary
care products.
  13% Senior Subordinated Note due 2009                                 $    2,712,000    02/05/98    $  2,582,241    $  2,712,000
  Common Stock (B)                                                            630 shs.    02/04/98         630,000         217,510
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        444 shs.    02/05/98         368,832         153,293
                                                                                                      ------------    ------------
                                                                                                         3,581,073       3,082,803
                                                                                                      ------------    ------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
  12% Senior Subordinated Note due 2013                                 $    1,734,000    08/31/05       1,665,084       1,780,410
  Common Stock (B)                                                            816 shs.    08/31/05         816,000         764,272
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         86 shs.    08/31/05          77,485          80,492
                                                                                                      ------------    ------------
                                                                                                         2,558,569       2,625,174
                                                                                                      ------------    ------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                               $      395,108    01/20/00         395,108         397,298
  12% Senior Subordinated Note due 2010                                 $    1,326,500    01/20/00       1,289,702       1,349,704
  Common Stock (B)                                                        227,400 shs.    01/20/00         227,400         873,418
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      260,563 shs.    01/20/00          98,540       1,000,794
                                                                                                      ------------    ------------
                                                                                                         2,010,750       3,621,214
                                                                                                      ------------    ------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
  12% Senior Subordinated Note due 2013                                 $    2,309,541           *       2,159,987       2,361,074
  Common Stock (B)                                                            742 shs.           *         800,860       1,843,139
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                        153 shs.           *         159,894         380,674
                                                                                                      ------------    ------------
                                                                                                         3,120,741       4,584,887
                                                                                                      ------------    ------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                               $    1,062,500    04/11/03       1,009,574       1,083,750
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      5,781 shs.    04/11/03          90,618         218,556
                                                                                                      ------------    ------------
                                                                                                         1,100,192       1,302,306
                                                                                                      ------------    ------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty silica sands.
  14% Redeemable Preferred Stock (B)                                          997 shs.    09/30/99         545,858         933,236
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $8.02 per share (B)                              145,446 shs.    12/19/96       1,166,830            --
  Common Stock (B)                                                         20,027 shs.    09/30/99         799,068            --
  Warrants, exercisable until 2010 to
    purchase common stock at $.01 per share (B)                             4,918 shs.          **         128,372            --
                                                                                                      ------------    ------------
                                                                                                         2,640,128         933,236
                                                                                                      ------------    ------------
 *07/19/05 and 12/22/05.
**12/19/96 and 09/30/99.
----------------------------------------------------------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount     Date          Cost         Fair Value
                                                                        --------------    --------    ------------    ------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice
making, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                               $    1,882,100    04/30/04    $  1,719,273    $  1,882,100
  Common Stock (B)                                                            182 shs.    04/30/04         182,200         310,250
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        230 shs.    04/30/04         211,736         392,360
                                                                                                      ------------    ------------
                                                                                                         2,113,209       2,584,710
                                                                                                      ------------    ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units (B)                                              0.15% int.    12/02/96               1            --
                                                                                                      ------------    ------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  15% Senior Subordinated Note due 2011                                 $    1,948,061    09/24/04       1,810,084       1,762,254
  Common Stock (B)                                                         26,456 shs.           *         264,558         211,648
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,787 shs.    09/24/04         186,883         190,296
                                                                                                      ------------    ------------
                                                                                                         2,261,525       2,164,198
                                                                                                      ------------    ------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
  12.5% Senior Subordinated Note due 2012                               $    1,700,000    07/19/04       1,483,065       1,562,326
  Limited Liability Company Unit Class A (B)                                1.75% int.    07/19/04         414,375         331,500
  Limited Liability Company Unit Class B (B)                                0.77% int.    07/19/04         182,935         146,348
                                                                                                      ------------    ------------
                                                                                                         2,080,375       2,040,174
                                                                                                      ------------    ------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
  12.35% Senior Subordinated Lien Note due 2009 (C)                     $      652,413    07/12/04         652,413         653,391
  14% Senior Subordinated Note due 2012                                 $    1,085,380    07/12/04       1,082,856       1,107,088
  Limited Partnership Interest (B)                                          0.40% int.    07/12/04          37,281         684,735
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      4,029 shs.    07/12/04           2,833          73,997
                                                                                                      ------------    ------------
                                                                                                         1,775,383       2,519,211
                                                                                                      ------------    ------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
  12.13% Senior Subordinated Note due 2014                              $    1,721,250    11/30/06       1,602,025       1,682,600
  Common Stock (B)                                                            191 shs.    11/30/06         191,250         181,688
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         95 shs.    11/30/06          86,493               1
                                                                                                      ------------    ------------
                                                                                                         1,879,768       1,864,289
                                                                                                      ------------    ------------
Total Private Placement Investments                                                                   $180,747,138    $181,395,519
                                                                                                      ------------    ------------
*09/24/04 and 12/22/06.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                21

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE RESTRICTED SECURITIES: (A) (CONTINUED)    Rate       Date        Amount         Cost       Fair Value
                                                  -------    --------   ------------  ------------  ------------
RULE 144A SECURITIES - 6.53%:

BONDS - 6.53%
  American Tire Distributor (C)                   11.610%    04/01/12   $  1,000,000  $    950,000  $  1,000,000
  Aramark Corporation                              8.500     02/01/15        200,000       200,000       207,000
  Aramark Corporation                              8.860     02/01/15        200,000       200,000       205,750
  Bombardier, Inc.                                 6.300     05/01/14      1,000,000       890,000       950,000
  Calpine Corporation                              8.750     07/15/13        500,000       465,000       532,500
  Chaparral Energy, Inc.                           8.875     02/01/17      1,500,000     1,491,780     1,507,500
  Charter Communications Op LLC                    8.000     04/30/12        250,000       249,375       260,313
  Douglas Dynamics LLC                             7.750     01/15/12        630,000       633,138       585,900
  G F S I, Inc. (C)                               11.500     06/01/11        750,000       682,541       742,500
  H C A, Inc.                                      9.250     11/15/16        975,000       992,077     1,051,781
  Hawker Beechcraft Acquisition Co.                9.750     04/01/17         50,000        50,000        52,250
  Idearc, Inc.                                     8.000     11/15/16        600,000       600,000       617,250
  Packaging Dynamics Corporation of America       10.000     05/01/16      1,250,000     1,256,718     1,287,500
  Pregis Corporation                              12.375     10/15/13      1,000,000       981,490     1,100,000
  Rental Service Corporation                       9.500     12/01/14      1,000,000     1,014,073     1,065,000
  Sbarro, Inc.                                    10.375     02/01/15      1,000,000     1,019,857     1,040,000
  Steel Dynamics, Inc.                             6.750     04/01/15        200,000       200,000       200,500
  Stewart & Stevenson LLC                         10.000     07/15/14      1,500,000     1,540,281     1,571,250
  Tekni-Plex, Inc.                                 9.750     11/15/13        650,000       655,604       650,000
  Tenaska Alabama Partners LP                      7.000     06/30/21        342,701       342,701       344,884
  Titan International, Inc.                        8.000     01/15/12        150,000       150,000       154,313
  Tube City IMS Corporation                        9.750     02/01/15        625,000       649,891       650,000
  Tunica-Biloxi Gaming Authority                   9.000     11/15/15      1,000,000     1,031,675     1,062,500
                                                                                      ------------  ------------
    TOTAL BONDS                                                                         16,246,201    16,838,691
                                                                                      ------------  ------------
COMMON STOCK - 0.00%
  Jordan Telecom Products (B)                                                     70  $     14,000          --
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                      14,000          --
                                                                                      ------------  ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                   900  $          9  $       --
                                                                                      ------------  ------------
    TOTAL WARRANTS                                                                               9          --
                                                                                      ------------  ------------
TOTAL RULE 144A SECURITIES                                                              16,260,210    16,838,691
                                                                                      ------------  ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                             $197,007,348  $198,234,210
                                                                                      ------------  ------------

----------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES - 27.16%: (A)           Rate       Date        Amount         Cost      Market Value
                                                  -------    --------   ------------  ------------  ------------
BONDS - 25.87%
  A M C Entertainment, Inc.                       11.000%    02/01/16   $    815,000  $    817,362  $    928,080
  Activant Solutions, Inc.                         9.500     05/01/16        150,000       150,000       147,750
  Affinia Group, Inc.                              9.000     11/30/14      1,010,000       936,125     1,025,150
  Alamosa Delaware, Inc.                          11.000     07/31/10        325,000       328,528       347,353
  Alamosa Delaware, Inc.                           8.500     01/31/12        400,000       400,000       423,558
  ALH Fin LLC / ALH Fin Corporation                8.500     01/15/13      1,450,000     1,418,813     1,446,375
  Allied Waste NA                                  7.875     04/15/13      1,000,000     1,021,459     1,037,500
  Appleton Papers, Inc.                            8.125     06/15/11        300,000       300,000       308,250
  Atlas Pipeline Partners                          8.125     12/15/15        200,000       200,000       206,000
  Bally Total Fitness Holdings Corporation         9.875     10/15/07        135,000       128,925       109,013
  Basic Energy Services                            7.125     04/15/16        225,000       225,000       219,375
  BCP Crystal US Holdings Corporation              9.625     06/15/14        485,000       485,000       550,920
  Blockbuster, Inc. (C)                            9.000     09/01/12        475,000       475,903       479,750
  Brigham Exploration Co.                          9.625     05/01/14        700,000       690,403       707,000
  CCH I Holdings LLC                              11.125     01/15/14      2,000,000     1,573,688     1,870,000
  Cablevision Systems Corporation                  8.000     04/15/12      1,000,000     1,013,079     1,015,000
  Cenveo Corporation                               7.875     12/01/13      1,100,000     1,100,000     1,078,000
  Chemed Corporation                               8.750     02/24/11      1,125,000     1,125,000     1,170,000
  Cincinnati Bell, Inc.                            8.375     01/15/14      1,100,000     1,007,500     1,124,750
  Clayton Williams Energy, Inc.                    7.750     08/01/13        800,000       800,000       752,000
  Dave and Buster's, Inc.                         11.250     03/15/14      1,500,000     1,537,565     1,530,000
  Del Monte Corporation                            8.625     12/15/12        225,000       225,000       234,000
  Dynegy Holdings, Inc.                            6.875     04/01/11        500,000       422,500       501,250
  Dynegy Holdings, Inc.                            8.375     05/01/16        330,000       330,000       343,200
  Edison Mission Energy                            7.750     06/15/16         55,000        55,000        57,338
  Esterline Technologies                           7.750     06/15/13        200,000       200,000       205,500
  Flextronics International Ltd.                   6.500     05/15/13        400,000       400,000       396,000
  Ford Motor Credit Co.                            7.375     10/28/09      1,250,000     1,246,875     1,247,703
  Ford Motor Credit Co.                            8.000     12/15/16        300,000       294,966       288,980
  Freeport-McMoran Copper & Gold                   8.375     04/01/17        385,000       385,000       416,280
  Gencorp, Inc.                                    9.500     08/15/13        259,000       259,000       275,835
  General Motors Acceptance Corporation            7.750     01/19/10      1,250,000     1,290,037     1,283,026
  General Motors Corporation                       8.250     07/15/23      1,000,000       920,000       900,000
  Goodyear Tire & Rubber Co.                       7.857     08/15/11      1,400,000     1,342,750     1,464,750
  GulfMark Offshore, Inc.                          7.750     07/15/14        565,000       562,599       573,475
  Hawaiian Telcom Communications                  12.500     05/01/15      1,425,000     1,567,979     1,560,375
  Inergy LP                                        8.250     03/01/16        150,000       150,000       157,500
  Insurance Auto Auctions, Inc.                   11.000     04/01/13      1,000,000     1,008,740     1,155,000
  Interline Brands, Inc.                           8.125     06/15/14        325,000       322,670       335,563
  Iron Mountain, Inc.                              8.750     07/15/18      1,065,000     1,099,566     1,144,875
  Koppers, Inc.                                    9.875     10/15/13        477,000       477,000       517,545
  Land O'Lakes, Inc.                               9.000     12/15/10        750,000       750,000       795,000
  Lazard LLC                                       7.125     05/15/15        750,000       749,408       790,713
  Leucadia National Corporation                    7.000     08/15/13        650,000       660,695       653,250
  Liberty Media Corporation                        5.700     05/15/13      1,000,000       951,610       958,770
  M G M Mirage, Inc.                               6.000     10/01/09        375,000       378,013       375,469
  Mac-Gray Corporation                             7.625     08/15/15        600,000       600,000       612,000
  Majestic Star Casino LLC                         9.500     10/15/10        500,000       500,000       524,375
  Manitowoc Company, Inc.                          7.125     11/01/13        200,000       200,000       204,000
  Markwest Energy Operating Co.                    6.875     11/01/14        775,000       763,000       751,750
  Mediacom Broadband LLC                           8.500     10/15/15      1,000,000     1,021,845     1,022,500
  Metaldyne Corporation                           11.000     06/15/12        750,000       601,250       710,588
  Metaldyne Corporation (C)                       10.000     11/01/13        510,000       513,403       521,475
  N R G Energy, Inc.                               7.375     02/01/16        175,000       175,000       179,813
  NTL Cable PLC                                    9.125     08/15/16        980,000     1,002,682     1,033,900
  Nalco Co.                                        7.750     11/15/11        500,000       500,000       512,500
  Neiman Marcus Group, Inc.                       10.375     10/15/15      1,250,000     1,250,000     1,393,750
  Newark Group, Inc.                               9.750     03/15/14        850,000       796,863       886,125

----------------------------------------------------------------------------------------------------------------
                                                                                                              23

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                  Interest     Due       Principal
Corporate Public Securities: (A) (Continued)        Rate       Date        Amount         Cost      Market Value
                                                  -------    --------   ------------  ------------  ------------
BONDS, CONTINUED
  North American Energy Partners                   8.750%    12/01/11   $    400,000  $    400,000  $    408,000
  Nova Chemicals Corporation (C)                   8.502     11/15/13        475,000       475,000       472,625
  O E D Corp / Diamond Jo Company Guarantee        8.750     04/15/12      1,000,000       985,960       992,500
  Offshore Logistics, Inc.                         6.125     06/15/13        450,000       450,000       428,625
  P Q Corporation                                  7.500     02/15/13      1,100,000     1,088,750     1,111,000
  Pacific Energy Partners                          7.125     06/15/14        500,000       503,623       522,160
  Pacific Energy Partners                          6.250     09/15/15        150,000       149,316       149,993
  Petrohawk Energy Corp.                           9.125     07/15/13      1,000,000       997,864     1,065,000
  Pinnacle Foods Group                             8.250     12/01/13        450,000       450,000       489,398
  Pliant Corporation (C)                          11.850     06/15/09        882,910       887,668       999,896
  Primedia, Inc.                                   8.000     05/15/13      1,000,000     1,021,962     1,035,000
  Quality Distribution LLC                         9.000     11/15/10      1,030,000     1,001,575       988,800
  Quality Distribution LLC (C)                     9.860     01/15/12        325,000       323,375       328,250
  Quicksilver Resources, Inc.                      7.125     04/01/16        500,000       500,000       492,500
  Rent-A-Center, Inc.                              7.500     05/01/10        400,000       400,000       403,000
  Rock-Tenn Co.                                    8.200     08/15/11        175,000       176,088       185,500
  Service Corp International (C)                   7.000     06/15/17      1,000,000       990,030     1,007,500
  Sheridan Acquisition Corporation                10.250     08/15/11        375,000       370,000       392,344
  Sierra Pacific Resources                         6.750     08/15/17        635,000       638,103       648,209
  Stanadyne Corporation                           10.000     08/15/14      1,500,000     1,500,000     1,545,000
  Stratos Global                                   9.875     02/15/13        575,000       578,580       613,813
  Tekni-Plex, Inc.                                12.750     06/15/10      1,000,000       960,125       935,000
  Tenet Healthcare Corporation                     9.875     07/01/14        500,000       488,370       505,000
  Tenneco, Inc.                                    8.625     11/15/14      1,000,000     1,002,500     1,042,500
  Tennessee Gas Pipeline Co.                       7.000     03/15/27        500,000       523,652       534,035
  Texas Industries, Inc.                           7.250     07/15/13         70,000        70,000        72,100
  Trimas Corporation                               9.875     06/15/12      1,065,000     1,006,250     1,063,669
  Triton PCS, Inc.                                 8.500     06/01/13        550,000       550,000       566,500
  Unisys Corporation                               8.000     10/15/12        190,000       190,000       190,475
  United Components, Inc.                          9.375     06/15/13      1,080,000     1,081,490     1,117,800
  United Rentals, Inc.                             7.750     11/15/13        625,000       625,000       642,188
  United Rentals, Inc.                             7.000     02/15/14        500,000       500,000       498,750
  Universal City Florida (C)                      10.110     05/01/10        200,000       200,000       206,250
  Universal City Florida (C)                       8.375     05/01/10        200,000       200,000       206,250
  Vertis, Inc.                                    10.875     06/15/09      1,030,000     1,040,133     1,040,300
  Vought Aircraft Industries                       8.000     07/15/11      1,000,000       999,548       980,000
  Warner Music Group Corporation                   7.375     04/15/14        275,000       275,000       261,938
  Waste Services, Inc.                             9.500     04/15/14      1,100,000     1,123,637     1,152,250
                                                                                      ------------  ------------
    TOTAL BONDS                                                                         64,431,400    66,754,115
                                                                                      ------------  ------------

----------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
Corporate Public Securities: (A) (Continued)        Rate       Date        Amount         Cost      Market Value
                                                  -------    --------   ------------  ------------  ------------
COMMON STOCK - 1.06%
  Bally Total Fitness Holdings Corporation (B)                                   600  $      5,520  $        366
  PepsiAmericas, Inc.                                                         92,145     2,006,365     2,056,676
  Supreme Industries, Inc.                                                   115,721       267,323       676,968
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                   2,279,208     2,734,010
                                                                                      ------------  ------------
CONVERTIBLE BONDS - 0.23%
  Citadel Broadcasting Corporation                 1.875%    02/15/11   $    700,000  $    543,375  $    593,250
                                                                                      ------------  ------------
    TOTAL CONVERTIBLE BONDS                                                                543,375       593,250
                                                                                      ------------  ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                     $ 67,253,983  $ 70,081,375
                                                                                      ------------  ------------

                                                 Interest      Due        Principal
SHORT-TERM SECURITIES:                          Rate/Yield*    Date        Amount         Cost      Market Value
                                                 --------    --------   ------------  ------------  ------------
COMMERCIAL PAPER - 2.01%
  Kraft Foods, Inc.                                5.450%    04/02/07   $  5,187,000  $  5,185,429  $  5,185,429
                                                                                      ------------  ------------
    TOTAL SHORT-TERM SECURITIES                                                       $  5,185,429  $  5,185,429
                                                                                      ------------  ------------
TOTAL INVESTMENTS                                 106.01%                             $269,446,760  $273,501,014
                                                                                      ============  ------------
  Other Assets                                      2.50                                               6,464,636
  Liabilities                                      (8.51)                                            (21,966,127)
                                                  ------                                            ------------
TOTAL NET ASSETS                                  100.00%                                           $257,999,523
                                                  ======                                            ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 03/31/07.
(D) Defaulted security; interest not accrued.
  * Effective yield at purchase




                                   See Notes to Consolidated Financial Statements.
----------------------------------------------------------------------------------------------------------------
                                                                                                              25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value                                                           Market Value
                                               --------------                                                         --------------
AEROSPACE - 2.76%                                                      BUILDINGS & REAL ESTATE - 2.26%
Consolidated Foundries Holdings                $    3,019,842          Adorn, Inc.                                    $    1,940,517
Esterline Technologies                                205,500          K W P I Holdings Corporation                        2,506,504
Gencorp, Inc.                                         275,835          Texas Industries, Inc.                                 72,100
P A S Holdco LLC                                    2,637,286          TruStile Doors, Inc.                                1,302,306
Vought Aircraft Industries                            980,000                                                         --------------
                                               --------------                                                              5,821,427
                                                    7,118,463                                                         --------------
                                               --------------          CHEMICAL, PLASTICS & RUBBER - 1.40%
AUTOMOBILE - 9.84%                                                     BCP Crystal US Holdings Corporation                   550,920
American Tire Distributor                           1,000,000          Capital Specialty Plastics, Inc.                      447,145
Ford Motor Credit Co.                               1,536,683          Koppers, Inc.                                         517,545
Fuel Systems Holding Corporation                    2,980,006          Nalco Co.                                             512,500
General Motors Acceptance Corporation               1,283,026          Nova Chemicals Corporation                            472,625
General Motors Corporation                            900,000          P Q Corporation                                     1,111,000
Goodyear Tire & Rubber Co.                          1,464,750                                                         --------------
Jason, Inc.                                         1,780,340                                                              3,611,735
LIH Investors, L.P.                                 1,922,500                                                         --------------
Metaldyne Corporation                               1,232,063          CONSUMER PRODUCTS - 9.32%
Nyloncraft, Inc.                                    1,521,875          Aero Holdings, Inc.                                 3,078,484
Ontario Drive & Gear Ltd.                           2,798,731          ALH Fin LLC/ALH Fin Corporation                     1,446,375
Qualis Automotive LLC                               2,025,007          Augusta Sportswear Holding Co.                      3,119,144
Tenneco, Inc.                                       1,042,500          Bravo Sports Holding Corporation                    2,411,679
Titan International, Inc.                             154,313          G F S I, Inc.                                         742,500
Transtar Holding Company                            2,625,174          K N B Holdings Corporation                          2,550,249
United Components, Inc.                             1,117,800          Momentum Holding Co.                                1,277,369
                                               --------------          R A J Manufacturing Holdings LLC                    2,541,382
                                                   25,384,768          Royal Baths Manufacturing Company                   1,275,000
                                               --------------          The Tranzonic Companies                             3,082,803
BEVERAGE, DRUG & FOOD - 5.73%                                          Walls Industries, Inc.                              2,519,211
Aramark Corporation                                   412,750          Winsloew Furniture, Inc.                                 --
Beta Brands Ltd.                                         --                                                           --------------
Cains Foods, L.P.                                     308,863                                                             24,044,196
Dave and Buster's, Inc.                             1,530,000                                                         --------------
Del Monte Corporation                                 234,000          CONTAINERS, PACKAGING & GLASS - 5.72%
Eagle Pack Pet Foods, Inc.                          1,623,437          Flutes, Inc.                                        1,580,839
Land O'Lakes, Inc.                                    795,000          Maverick Acquisition Company                        1,054,220
Nonni's Food Company                                2,513,682          P I I Holding Corporation                           2,630,103
PepsiAmericas, Inc.                                 2,056,676          Packaging Dynamics Corporation of America           1,287,500
Pinnacle Foods Group                                  489,398          Paradigm Packaging, Inc.                            2,484,490
River Ranch Fresh Foods LLC                         1,615,001          Pliant Corporation                                    999,896
Sbarro, Inc.                                        1,040,000          Pregis Corporation                                  1,100,000
Specialty Foods Group, Inc.                              --            Tekni-Plex, Inc.                                    1,585,000
Vitality Foodservice, Inc.                          2,164,198          Vitex Packaging, Inc.                               2,040,174
                                               --------------                                                         --------------
                                                   14,783,005                                                             14,762,222
                                               --------------                                                         --------------
BROADCASTING & ENTERTAINMENT - 2.63%                                   DISTRIBUTION - 3.93%
CCH I Holdings LLC                                  1,870,000          Affina Group, Inc.                                  1,025,150
Cablevision Systems Corporation                     1,015,000          Duncan Systems, Inc.                                1,537,003
Cenveo Corporation                                  1,078,000          Kele and Associates, Inc.                           2,871,312
Citadel Broadcasting Corporation                      593,250          Magnatech International, Inc.                       1,955,481
Charter Communications Op LLC                         260,313          O R S Nasco Holding, Inc.                           2,751,672
Liberty Media Corporation                             958,770          QualServ Corporation                                     --
Mediacom Broadband LLC                              1,022,500          Strategic Equipment & Supply Corporation, Inc.           --
                                               --------------                                                         --------------
                                                    6,797,833                                                             10,140,618
                                               --------------                                                         --------------

------------------------------------------------------------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (Cont.)                Market Value                                                           Market Value
                                               --------------                                                         --------------
DIVERSIFIED/CONGLOMERATE,                                              HEALTHCARE, EDUCATION &
  MANUFACTURING - 7.92%                                                  CHILDCARE - 3.65%
Activant Solutions, Inc.                       $      147,750          A T I Acquisition Company                      $    2,140,402
AmerCable, Inc.                                     1,660,953          American Hospice Management Holding LLC             2,557,481
Arrow Tru-Line Holdings, Inc.                       2,199,226          F H S Holdings LLC                                  2,676,779
Bombardier, Inc.                                      950,000          H C A, Inc.                                         1,051,781
Coining Corporation of America LLC                  2,674,835          MedAssist, Inc.                                       484,164
Dexter Magnetics Technologies, Inc.                 1,429,484          Tenet Healthcare Corporation                          505,000
Douglas Dynamics LLC                                  585,900                                                         --------------
Evans Consoles, Inc.                                     --                                                                9,415,607
Postle Aluminum Company LLC                         2,536,437                                                         --------------
Radiac Abrasives, Inc.                              2,590,199          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Trimas Corporation                                  1,063,669            AND DURABLE CONSUMER PRODUCTS - 6.54%
Truck Bodies & Equipment International              4,584,887          Connor Sport Court International, Inc.              1,000,561
                                               --------------          H M Holding Company                                 2,318,903
                                                   20,423,340          Home Decor Holding Company                          2,426,471
                                                                       Justrite Manufacturing Acquisition Co.              1,727,199
DIVERSIFIED/CONGLOMERATE,                                              Monessen Holding Corporation                        2,425,013
  SERVICE - 3.67%                                                      Stanton Carpet Holding Co.                          2,523,685
Allied Waste NA                                     1,037,500          U-Line Corporation                                  2,584,710
CapeSuccess LLC                                         5,862          Wellborn Forest Holding Co.                         1,864,289
Chemed Corporation                                  1,170,000                                                         --------------
Diversco, Inc./DHI Holdings, Inc.                        --                                                               16,870,831
Dwyer Group, Inc.                                   1,147,074                                                         --------------
Fowler Holding, Inc.                                2,563,180          LEISURE, AMUSEMENT,
Interline Brands, Inc.                                335,563            ENTERTAINMENT - 4.01%
Iron Mountain, Inc.                                 1,144,875          A M C Entertainment, Inc.                             928,080
Mac-Gray Corporation                                  612,000          Bally Total Fitness Holding Corporation               109,379
Moss, Inc.                                            437,659          Keepsake Quilting, Inc.                             1,464,744
Service Corporation International                   1,007,500          M G M Mirage, Inc.                                    375,469
                                               --------------          Majestic Star Casino LLC                              524,375
                                                    9,461,213          O E D Corp/Diamond Jo Company Guarantee               992,500
                                               --------------          Overton's Holding Company                           1,906,193
ELECTRONICS - 2.68%                                                    Savage Sports Holding, Inc.                         2,316,875
Calpine Corporation                                   532,500          Tunica-Biloxi Gaming Authority                      1,062,500
Connecticut Electric, Inc.                          2,617,668          Universal City Florida                                412,500
Directed Electronics, Inc.                          3,365,790          Warner Music Group Corporation                        261,938
Flextronics International Ltd.                        396,000                                                         --------------
                                               --------------                                                             10,354,553
                                                    6,911,958                                                         --------------
                                               --------------          MACHINERY - 9.76%
FARMING & AGRICULTURE - 0.00%                                          Davis-Standard LLC                                  2,529,428
Protein Genetics, Inc.                                   --            Hawk Precision Components Group, Inc.               2,461,106
                                               --------------          Integration Technology Systems, Inc.                1,248,333
FINANCIAL SERVICES - 0.58%                                             Manitowoc Company, Inc.                               204,000
Hawker Beechcraft Acquisition Co.                      52,250          Maxon Corporation                                   3,792,140
Highgate Capital LLC                                     --            Morton Industrial Group, Inc.                       2,546,765
Lazard LLC                                            790,713          Navis Global                                        2,513,797
Leucadia National Corporation                         653,250          Safety Speed Cut Manufacturing Company, Inc.        2,433,659
Victory Ventures LLC                                     --            Stanadyne Corporation                               1,545,000
                                               --------------          Stewart & Stevenson LLC                             1,571,250
                                                    1,496,213          Supreme Industries, Inc.                              676,968
                                               --------------          Synventive Equity LLC                                  33,459
                                                                       Tronair, Inc.                                       3,621,214
                                                                                                                      --------------
                                                                                                                          25,177,119
                                                                                                                      --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
March 31, 2007
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (Cont.)                Market Value                                                           Market Value
                                               --------------                                                         --------------
MEDICAL DEVICES/BIOTECH - 2.48%                                        RETAIL STORES - 3.66%
Coeur, Inc.                                    $    1,439,600          Blockbuster, Inc.                              $      479,750
E X C Acquisition Corporation                         154,550          Insurance Auto Auctions, Inc.                       1,155,000
MicroGroup, Inc.                                    3,280,842          Neiman Marcus Group, Inc.                           1,393,750
OakRiver Technology, Inc.                           1,524,876          Olympic Sales, Inc.                                 3,802,032
                                               --------------          Rent-A-Center, Inc.                                   403,000
                                                    6,399,868          Rental Service Corporation                          1,065,000
                                               --------------          United Rentals, Inc.                                1,140,938
MINING, STEEL, IRON & NON PRECIOUS                                                                                    --------------
  METALS - 0.85%                                                                                                           9,439,470
Freeport-McMoran Copper & Gold                        416,280                                                         --------------
Steel Dynamics, Inc.                                  200,500          TECHNOLOGY - 0.07%
Tube City IMS Corporation                             650,000          Unisys Corporation                                    190,475
U S S Holdings, Inc.                                  933,236                                                         --------------
                                               --------------                                                                190,475
                                                    2,200,016                                                         --------------
                                               --------------          TELECOMMUNICATIONS - 3.34%
NATURAL RESOURCES - 0.19%                                              Alamosa Deleware, Inc.                                770,911
Appleton Papers, Inc.                                 308,250          Cincinnati Bell, Inc.                               1,124,750
Rock-Tenn Co.                                         185,500          DeltaCom, Inc.                                      2,960,354
                                               --------------          Hawaiian Telecom Communications                     1,560,375
                                                      493,750          Jordan Telecom Products                                  --
                                               --------------          NTL Cable PLC                                       1,033,900
OIL AND GAS - 2.86%                                                    Stratos Global                                        613,813
Atlas Pipeline Partners                               206,000          Triton P C S, Inc.                                    566,500
Basic Energy Services                                 219,375                                                         --------------
Brigham Exploration Co.                               707,000                                                              8,630,603
Chaparral Energy, Inc.                              1,507,500                                                         --------------
Clayton Williams Energy, Inc.                         752,000          TRANSPORTATION - 2.13%
GulfMark Offshore, Inc.                               573,475          NABCO, Inc.                                         1,168,750
North American Energy Partners                        408,000          Quality Distribution LLC                            1,317,050
Offshore Logistics, Inc.                              428,625          Tangent Rail Corporation                            3,007,482
Quicksilver Resources, Inc.                           492,500                                                         --------------
Tennessee Gas Pipeline Co.                            534,035                                                              5,493,282
Total Equipment & Service, Inc.                     1,545,947                                                         --------------
                                               --------------          UTILITIES - 1.83%
                                                    7,374,457          Dynegy Holdings, Inc.                                 844,450
                                               --------------          Edison Mission Energy                                  57,338
PHARMACEUTICALS - 1.07%                                                Inergy LP                                             157,500
CorePharma LLC                                      2,645,242          Markwest Energy Operating Co.                         751,750
Enzymatic Therapy, Inc.                               106,250          N R G Energy, Inc.                                    179,813
                                               --------------          Pacific Energy Partners                               672,153
                                                    2,751,492          Petrohawk Energy Corporation                        1,065,000
                                               --------------          Sierra Pacific Resources                              648,209
PUBLISHING/PRINTING - 1.54%                                            Tenaska Alabama Partners LP                           344,884
Idearc, Inc.                                          617,250                                                         --------------
Newark Group, Inc.                                    886,125                                                              4,721,097
Primedia, Inc.                                      1,035,000                                                         --------------
Sheridan Acquisition Corporation                      392,344          WASTE MANAGEMENT / POLLUTION - 1.58%
Vertis, Inc.                                        1,040,300          Terra Renewal Services, Inc.                        2,922,705
                                               --------------          Waste Services, Inc.                                1,152,250
                                                    3,971,019                                                         --------------
                                               --------------                                                              4,074,955
                                                                                                                      --------------
                                                                       Total Corporate Restricted and
                                                                       Public Securities - 104.00%                    $  268,315,585
                                                                                                                      ==============

                                        See Notes to Consolidated Financial Statements.
------------------------------------------------------------------------------------------------------------------------------------
28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(Unaudited)

1. HISTORY

   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains by investing primarily in a portfolio of privately placed below investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights, or other equity features and, occasionally, preferred stocks, purchased directly from their issuers.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustee's meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $181,395,519 (70.31% of net assets) as of March 31, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of March 31, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the three months ended March 31, 2007, the MMCI Subsidiary Trust has accrued income tax expense on net realized gains of $8,531 and reduced deferred income tax expenses on net unrealized gains by $219,474.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 requires financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. As of March 31, 2007, the Trust has properly recorded all tax liabilities.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and

--------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreements, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the three months ended March 31, 2007, there were no credit balances used to reduce custodian fees.

3. INVESTMENT SERVICES CONTRACT

   A. NEW INVESTMENT SERVICES CONTRACT:

   An Investment Services Contract between the Trust and Babson Capital, effective October 1, 2005 (the "New Contract"), provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Babson Capital would have been paid under the prior Investment Services Contract with the Trust dated July 1, 1988 (the "Prior Contract").

   B. SERVICES:

   Under the New Contract with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the New Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   C. PRIOR INVESTMENT SERVICES CONTRACT ADVISORY FEE:

   Under the Prior Contract, the Trust paid Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

   The Performance Adjustment was based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the public. Babson Capital obtained the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended March 31, 2007 was 9.73%. Under the prior contract, the Performance Adjustment was equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeded the Target Rate, the Base Fee Rate increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return was less than the Target Rate, the Base Fee Rate was reduced by the Performance Adjustment. Under the Prior Contract, the investment advisory fee payable by the Trust was equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. Additionally, Babson Capital agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which the investment advisory fee calculated in the manner described in the Prior Contract exceeded the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2007, the Trust incurred total interest expense on the Note of $369,500.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

   date plus the Make Whole Premium. The Make Whole Premium equals the excess of
   (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a Revolving Credit Agreement (the "Revolver") with The Royal Bank of Scotland PLC as of May 31, 2005 (the "Agent Bank"), in the principal amount of $25,000,000, maturing May 31, 2008. The Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus the LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .15% per annum.

   As of March 31, 2007, there was no outstanding amount against the Revolver. For the three months ended March 31, 2007, the Trust incurred total expense on the Revolver of $9,247 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

                                                 FOR THE THREE MONTHS
                                                   ENDED 3/31/2007

                                               COST OF       PROCEEDS FROM
                                             INVESTMENTS        SALES OR
                                              ACQUIRED         MATURITIES
                                              --------         ----------

   Corporate restricted securities          $17,668,491       $ 6,450,984
   Corporate public securities                8,369,767        21,852,683

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of March 31, 2007. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of March 31, 2007 is $4,054,254 and consists of $27,948,172 appreciation and $23,893,918 depreciation.

   Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance of a deferred tax accrual of $431,544 on net unrealized gains on the MMCI Subsidiary Trust.

6. NEW ACCOUNTING PRONOUNCEMENTS

   In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

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32

TRUSTEES                      OFFICERS

William J. Barrett            Roger W. Crandall          Chairman

Donald E. Benson*             Clifford M. Noreen         President

Michael H. Brown              James M. Roy               Vice President &
                                                         Chief Financial Officer
Roger W. Crandall
                              Rodney J. Dillman          Vice President &
Donald Glickman                                          Secretary

Martin T. Hart*               Jill A. Fields             Vice President

Robert E. Joyal               Michael P. Hermsen         Vice President

Corine T. Norgaard*           Mary Wilson Kibbe          Vice President

                              Michael L. Klofas          Vice President

                              Richard E. Spencer, II     Vice President


* MEMBER OF THE AUDIT         Ronald S. Talala           Treasurer
  COMMITTEE
                              John T. Davitt, Jr.        Comptroller

                              Melissa M. LaGrant         Chief Compliance
                                                         Officer

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more than 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

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